Consent of Independent Auditors

We consent to the use of our report dated March 29, 2024, with respect to the financial statements and supplementary schedules of Minnesota Life Insurance Company, incorporated herein by reference and to the reference to our firm under the heading “Financial Statements” in the Registration Statement.

/s/ KPMG LLP

Minneapolis, Minnesota

April 24, 2024

Exhibit 99.l2

Minnesota Life Insurance Company

Power of Attorney

To Sign Registration Statements

WHEREAS, Minnesota Life Insurance Company (”Minnesota Life”) has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

WHEREAS, Variable Fund D (”Fund D”) (2-29624 and 2-89208) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

WHEREAS, Variable Annuity Account (”Variable Annuity Account”) (2-97564, 33-12333, 33-80788, 333-79069, 333-79049, 333-91784, 33-62147, 333-111067, 333-136242, 333-140230, 333-182763, 333-189593, 333-212515 and 333-233295) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

WHEREAS, Minnesota Life Variable Life Account (”Variable Life Account”) (33-3233, 33-64395, 333-96383, 333-109853 and 333-120704) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

WHEREAS, Minnesota Life Variable Universal Life Account (”Variable Universal Life Account”) (33-85496) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies registered under the Securities Act of 1933, and

WHEREAS, Minnesota Life Individual Variable Universal Life Account (”Individual Variable Universal Life Account”) (333-144604, 333-148646, 333-183590, 333-198279 and 333-266437) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering individual variable universal life insurance policies registered under the Securities Act of 1933.

NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Renee D. Montz as Director and Attorney-In-Fact for the purpose of signing her name on our behalf as Director and Attorney-In-Fact of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.

Signature	Title	Date

/s/ Christopher M. Hilger Christopher M. Hilger	Chairman of the Board, President and Chief Executive Officer	February 15, 2023

/s/ Mary K. Brainerd Mary K. Brainerd	Director	February 15, 2023

/s/ Robert J. Ehren Robert J. Ehren	Director	February 15, 2023

/s/ Benjamin G.S. Fowke III Benjamin G.S. Fowke III	Director	February 15, 2023

/s/ Sara H. Gavin Sara H. Gavin	Director	February 15, 2023

/s/ Eric B. Goodman Eric B. Goodman	Director	February 15, 2023

Signature	Title	Date

/s/ Renee D. Montz Renee D. Montz	Director	February 15, 2023

/s/ Trudy A. Rautio Trudy A. Rautio	Director	February 15, 2023

/s/ Katia O. Walsh Katia O. Walsh	Director	February 15, 2023

/s/ Kevin F. Warren Kevin F. Warren	Director	February 15, 2023

/s/ Warren J. Zaccaro Warren J. Zaccaro	Director	February 15, 2023